                                                                    EXHIBIT 99.8

                                                               Execution Version

                             PARENT VOTING AGREEMENT

       This PARENT VOTING AGREEMENT (the "AGREEMENT") is made and entered into as of March 30, 2000, among Eclipsys Corporation, a Delaware corporation ("ECLIPSYS"), HEALTHvision, a Delaware corporation ("HEALTHVISION"), and the undersigned stockholder ("STOCKHOLDER") of Neoforma.com, Inc., a Delaware corporation ("PARENT").

                                    RECITALS

              A. Concurrently with the execution of this Agreement, Parent, Eclipsys and NeoIII Acquisition Corp., a Delaware corporation and a wholly-owned first-tier subsidiary of Parent ("MERGER SUB"), are entering into an Agreement and Plan of Merger (the "ECLIPSYS MERGER AGREEMENT") which provides for the merger of Merger Sub with and into Eclipsys (the "ECLIPSYS MERGER"). Pursuant to the Eclipsys Merger, shares of capital stock of Eclipsys will be converted into shares of Parent Common Stock on the basis described in the Eclipsys Merger Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Eclipsys Merger Agreement.

              B. Concurrently with the execution of this Agreement, Parent and Healthvision are entering into an Agreement and Plan of Merger (the "HEALTHVISION MERGER AGREEMENT") which provides for the merger of Healthvision with and into Eclipsys (the "HEALTHVISION MERGER"). Pursuant to the Healthvision Merger, shares of capital stock of Healthvision will be converted into shares of Parent Common Stock on the basis described in the Healthvision Merger Agreement.

              C. Concurrently with the execution of this Agreement, Parent and VHA, Inc., a Delaware corporation ("VHA"), and Parent and University Healthsystem Consortium Services Corporation, an Illinois not-for-profit corporation ("UHC") are entering into respective Common Stock and Warrant Agreements pursuant to which Parent will issue to VHA and UHC, respectively, shares of Parent Stock and Warrants to purchase Parent Common Stock (the "STOCK AND WARRANT AGREEMENT"), in partial consideration for such parties entry into and continued performance under certain commercial arrangements among such parties, Parent and others. The Eclipsys Merger, the Healthvision Merger and the security issuances contemplated by the Stock and Warrant Agreement, collectively, the "TRANSACTIONS").

              D. Stockholder is the record holder of such number of outstanding shares of capital stock of Parent as is indicated on the final page of this Agreement.

              E. As a material inducement for Eclipsys to enter into the Eclipsys Merger Agreement, Eclipsys desires Stockholder to agree, and as a material inducement for Healthvision to enter into the Healthvision Merger Agreement, Healthvision desires Stockholder to agree and Stockholder is willing to agree, to vote the Shares (as defined below), and such other shares of capital stock of Parent over which Stockholder has voting power, so as to facilitate consummation of the Transactions.

              In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

       1.     AGREEMENT TO VOTE SHARES

              1.1    Definitions. For purposes of this Agreement:

                     (a) Shares. The term "SHARES" shall mean all issued and outstanding shares of Parent Common Stock owned of record or beneficially by Stockholder or over which Stockholder exercises voting power, in each case, as of the record date for persons entitled (i) to receive notice of, and to vote at the meeting of the stockholders of Parent called for the purpose of voting on the matters referred to in Section 1.2, or (ii) to take action by written consent of the stockholders of Parent with respect to the matters referred to in
Section 1.2. Stockholder agrees that any shares of capital stock of Parent that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership or over which Stockholder exercises voting power after the execution of this Agreement and prior to the date of termination of this Agreement pursuant to Section 3 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

                     (b) Subject Securities. The term "SUBJECT SECURITIES" shall mean: (i) all securities of Parent (including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock beneficially owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock) of which Stockholder acquires ownership during the period from the date of this Agreement through the earlier of termination of this Agreement pursuant to Section 3 below or the record date for the meeting at which stockholders of Parent are asked to vote upon the issuance of shares of Parent Common Stock in the Transactions.

                     (c) Transfer. Stockholder shall be deemed to have effected a "TRANSFER" of a security if Stockholder directly or indirectly: (i) sells, pledges, encumbers, transfers or disposes of, or grants an option with respect to, such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

              1.2 Agreement to Vote Shares. Stockholder hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the first to occur of (i) such date and time as the Healthvision Merger shall become effective in accordance with the terms and provisions of the Healthvision Merger Agreement (the "EFFECTIVE TIME") and (ii) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of Parent, however called, or in connection with any written consent of the stockholders of Parent, Stockholder will appear at the meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares:

              (1) in favor of the issuance of shares of Parent Common Stock in the Eclipsys Merger and in the Healthvision Merger, and in favor of the issuance of shares of Parent Common Stock and Warrants to purchase Parent Common Stock, and the shares of Parent Common Stock issuable pursuant to the terms of such Warrants pursuant to the Stock and Warrant Agreements, and the other actions contemplated by the Eclipsys Merger Agreement, Healthvision Merger Agreement and Stock and Warrant Agreements and any actions required in furtherance thereof; and

              (2) against approval of any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Parent under the Eclipsys Merger Agreement, Healthvision Merger Agreement or Stock and Warrant Agreements, or of Stockholder under this Agreement.

              Stockholder further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 1.2.

              1.3. Transfer and Other Restrictions. (a) Prior to the termination of this Agreement, Stockholder agrees not to, directly or indirectly:

                     (i) offer for sale, Transfer or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, Transfer or other disposition of any or all of the Subject Securities or any interest therein except as provided in Section 1.2 hereof;

                     (ii) grant any proxy, power of attorney, deposit any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Securities except as provided in this Agreement; or

                     (iii) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

              (b) To the extent Stockholder is, as of the date hereof, party to a contract or agreement that requires Stockholder to Transfer Subject Securities to another person or entity

(excluding a contract or agreement pledging Subject Securities to Parent), Stockholder will not effect any such Transfer unless and until the transferee agrees to be bound by and executes an agreement in the form of this Agreement with respect to the Subject Securities to be Transferred. Nothing herein shall prohibit Stockholder from exercising (in accordance with the terms of the option or warrant, as applicable) any option or warrant Stockholder may hold; provided that the securities acquired upon such exercise shall be deemed Subject Securities and Shares hereunder.

              (c) Until July 24, 2000, Stockholder will not, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Parent Common Stock or any securities convertible into or exchangeable or exercisable for Parent Common Stock, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Parent Common Stock, whether any such swap or transaction is to be settled by delivery of Parent Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to Parent Common Stock acquired by Stockholder in open market transactions, (b) the transfer, if the undersigned is an individual, to a member or members of his or her immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, either during his or her lifetime or on death by will or intestacy, provided that the transferee or transferees thereof agree in writing to be bound by the provisions of this Agreement, or (c) the transfer, if the undersigned is a partnership, corporation or trust, to partners (or retired partners who retire after the date hereof), shareholders, or beneficiaries, as the case may be, of the undersigned as a distribution, provided that the distributees thereof agree in writing to be bound by the provisions of this Agreement. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

       2.     REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

              (a) Stockholder is the record and beneficial owner of, or Stockholder exercises voting power over, the shares of Parent capital stock indicated on the final page of this Agreement, which, on and as of the date hereof, are free and clear of any Encumbrances that would adversely affect the ability of Stockholder to carry out the terms of this Agreement. The number of Shares set forth on the signature pages hereto are the only Shares beneficially owned by such Stockholder and, except as set forth on such signature pages, the Stockholder holds no options to purchase or rights to subscribe for or otherwise acquire any securities of the Parent and has no other interest in or voting rights with respect to any securities of Parent.

              (b) Stockholder has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person). This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation which would result in the creation of any Encumbrance upon any of the Shares owned by such Stockholder under, any provision of Stockholder's charter documents (if applicable), applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder or any Shares owned by such Stockholder. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement, except for applicable requirements, if any, of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

       3.     TERMINATION

       This Agreement shall terminate and shall have no further force or effect as of the first to occur of (i) the Effective Time and (ii) such date and time as the Eclipsys Merger Agreement, Healthvision Merger Agreement or the Stock and Warrant Agreements shall have been validly terminated pursuant to the terms thereof. Notwithstanding any other provision hereof, this Agreement shall terminate in the event that either the Eclipsys Merger Agreement or the Healthvision Merger Agreement is modified in a manner that is materially adverse to Stockholder without Stockholder's consent.

       4.     MISCELLANEOUS

              4.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

              4.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other. Any purported assignment in violation of this Section shall be void.

              4.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

              4.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Eclipsys and/or Healthvision will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Eclipsys and/or Healthvision upon any such violation, Eclipsys and/or Healthvision shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Eclipsys and/or Healthvision at law or in equity.

              4.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon delivery either by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following address or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

              If to Eclipsys:

              Eclipsys Corporation
              777 East Atlantic Avenue
              Delray Beach, Florida 33483
              Attn:  Chief Financial Officer
              Facsimile:  (561) 243-8850

              with a copy to:

              Hale and Dorr LLP
              60 State Street
              Boston, Massachusetts 02109-1803
              Attn: John Burgess
                    Donald L. Toker
              Facsimile: (703) 654-7100

              If to Healthvision:

              HEALTHvision, Inc.
              6330 Commerce Drive, Suite 100
              Irving, Texas 75063
              Attn:  Chief Financial Officer
              Facsimile:  (972) 819-4701

              with a copy to:

              Hogan & Hartson, L.L.P.
              555 Thirteenth Street, N.W.
              Washington, DC 20004
              Attn:  Christopher J. Hagan
              Facsimile:  (202) 637-5910

              If to Stockholder, to the address for notice set forth on the last page hereof.

              with a copy to:

              Fenwick & West LLP
              Two Palo Alto Square
              Palo Alto, California 94306
              Attn:  Gordon K. Davidson
                     Douglas N. Cogen
              Facsimile: (650) 494-1417

Any party hereto may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

              4.6 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws.

              4.7 Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

              4.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              4.9 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                                    * * * * *

       IN WITNESS WHEREOF, the parties hereto have caused this Parent Voting Agreement to be executed by their duly authorized respective officers as of the date first above written.


                                       ECLIPSYS CORPORATION

                                       By: /s/ JACK RISENHOOVER
                                           --------------------------------
                                       Name: Jack Risenhoover
                                       Title: Secretary

                                       HEALTHVISION, INC.

                                       By: /s/ SCOTT DECKER
                                           --------------------------------
                                       Name: Scott Decker
                                       Title: Chief Executive Officer

                                       STOCKHOLDER:


                                       THE GARNETT FAMILY TRUST  4/2/97
                                       ------------------------------------


                                       By: /s/ TERENCE J. GARNETT
                                           --------------------------------
                                       Name:  Terence J. Garnett
                                       Title: Trustee

                                       Stockholder's Address for Notice:

                                       ------------------------------------

                                       ------------------------------------

                                       ------------------------------------

                                       Outstanding shares of Parent capital
                                       stock beneficially owned by Stockholder:


                                       ----------------------